©2022 GXO Logistics, Inc. GXO Logistics Fourth Quarter and Full Year 2021 Results February 15, 2022

2 ©2022 GXO Logistics, Inc. Disclaimer Non-GAAP Financial Measures As required by the rules of the Securities and Exchange Commission (“SEC”), we provide reconciliations of the non-GAAP financial measures contained in this presentation to the most directly comparable measure under GAAP, which are set forth in the financial tables included in appendix. GXO Logistics, Inc.’s (“GXO”) non-GAAP financial measures as presented in the financial tables included in appendix include: adjusted earnings before interest, taxes, depreciation and amortization (“adjusted EBITDA”), adjusted EBITDA margin, pro forma adjusted EBITDA, adjusted pro forma earnings before interest, taxes and amortization (“adjusted pro forma EBITA”), adjusted EBITDA before rent expense (“adjusted EBITDAR”), free cash flow, adjusted net income attributable to common shareholders and adjusted earnings per share (basic and diluted) (“adjusted EPS”), organic revenue, organic revenue growth, net leverage, net debt and return on invested capital (“ROIC”). We believe that the above adjusted financial measures facilitate analysis of our ongoing business operations because they exclude items that may not be reflective of, or are unrelated to, GXO’s core operating performance, and may assist investors with comparisons to prior periods and assessing trends in our underlying businesses. Other companies may calculate these non-GAAP financial measures differently, and therefore our measures may not be comparable to similarly titled measures used by other companies. GXO’s non-GAAP financial measures should only be used as supplemental measures of our operating performance. Adjusted EBITDA, pro forma adjusted EBITDA, adjusted pro forma EBITA, adjusted EBITDAR, adjusted net income attributable to common shareholders and adjusted EPS include adjustments for transaction and integration costs, as well as restructuring costs and other adjustments as set forth in the financial tables below. Transaction and integration adjustments are generally incremental costs that result from an actual or planned acquisition, divestiture or spin-off and may include transaction costs, consulting fees, retention awards, internal salaries and wages (to the extent the individuals are assigned full-time to integration and transformation activities) and certain costs related to integrating and separating IT systems. Restructuring costs primarily relate to severance costs associated with business optimization initiatives. Pro forma adjusted EBITDA and adjusted pro forma EBITA include adjustments for allocated corporate expenses and public company standalone costs. Allocated corporate expenses are those expenses that were allocated to the combined financial statements on a carve-out basis in accordance with U.S. GAAP. Public company standalone costs are estimated costs of operating GXO as a public standalone company following its spin-off from XPO Logistics, Inc. effective as of August 2, 2021 and represents the midpoint of our estimated corporate costs. We believe that free cash flow is an important measure of our ability to repay maturing debt or fund other uses of capital that we believe will enhance stockholder value. We calculate free cash flow as net cash provided by operating activities less payment for purchases of property and equipment plus proceeds from sale of property and equipment. We believe that adjusted EBITDA, adjusted EBITDA margin, pro forma adjusted EBITDA, pro forma adjusted EBITA and adjusted EBITDAR improve comparability from period to period by removing the impact of our capital structure (interest and financing expenses), asset base (depreciation and amortization), tax impacts and other adjustments as set out in the attached tables, which management has determined are not reflective of core operating activities and thereby assist investors with assessing trends in our underlying businesses. Adjusted EBITDAR excludes rent expense from adjusted EBITDA and is useful to management and investors in evaluating GXO’s performance because adjusted EBITDAR considers the performance of GXO’s operations, excluding decisions made with respect to capital investment, financing and other non- recurring charges. Adjusted EBITDAR is also a measure commonly used by management, research analysts and investors to value companies in the logistics industry. Since adjusted EBITDAR excludes interest expense and rent expense, it allows management, research analysts and investors to compare the value of different companies without regard to differences in capital structures and leasing arrangements. We believe that adjusted net income attributable to GXO and adjusted EPS improve the comparability of our operating results from period to period by removing the impact of certain costs and gains, which management has determined are not reflective of our core operating activities, including amortization of acquisition-related intangible assets. We believe that organic revenue and organic revenue growth are important measures because they exclude the impact of foreign currency exchange rate fluctuations and revenue from acquired businesses. We believe that net leverage and net debt are important measures of our overall liquidity position and are calculated by removing bank overdrafts and cash and cash equivalents from our reported total debt and reported net debt as a ratio of our last twelve-month reported adjusted EBITDA. We calculate ROIC as net operating profit after tax divided by average invested capital. We believe ROIC provides investors with an important perspective on how effectively GXO deploys capital and use this metric internally as a high-level target to assess overall performance throughout the business cycle. Management uses these non-GAAP financial measures in making financial, operating and planning decisions and evaluating GXO’s ongoing performance. With respect to our financial targets for full-year 2022 adjusted EBITDA, adjusted EBITDAR, organic revenue growth, ROIC and free cash flow, a reconciliation of these non-GAAP measures to the corresponding GAAP measures is not available without unreasonable effort due to the variability and complexity of the reconciling items described above that we exclude from these non- GAAP target measures. The variability of these items may have a significant impact on our future GAAP financial results and, as a result, we are unable to prepare the forward-looking statement of income, prepared in accordance with GAAP, that would be required to produce such a reconciliation. Forward-Looking Statements This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements, including our 2022 financial targets for organic revenue growth, adjusted EBITDA, adjusted EBITDAR, ROIC, free cash flow, depreciation and amortization expense, interest expense, tax rate and net capital expenditures; and the expected incremental revenue impact of new customer contracts in 2022.. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “trajectory” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by the company in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors the company believes are appropriate in the circumstances. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward- looking statements. Factors that might cause or contribute to a material difference include, but are not limited to, the risks discussed in our filings with the SEC and the following: the severity, magnitude, duration and aftereffects of the COVID-19 pandemic and government responses to the COVID-19 pandemic, including vaccine mandates; economic conditions generally; supply chain challenges, including labor shortages; competition and pricing pressures; our ability to align our investments in capital assets, including equipment, and warehouses, to our customers’ demands; our ability to successfully integrate and realize anticipated synergies, cost savings and profit improvement opportunities with respect to acquired companies; acquisitions may be unsuccessful or result in other risks or developments that adversely affect our financial condition and results; our ability to develop and implement suitable information technology systems and prevent failures in or breaches of such systems; our ability to raise debt and equity capital; litigation; labor matters, including our ability to manage our subcontractors, and risks associated with labor disputes at our customers’ facilities and efforts by labor organizations to organize our employees; risks associated with defined benefit plans for our current and former employees; fluctuations in currency exchange rates; fluctuations in fixed and floating interest rates; issues related to our intellectual property rights; governmental regulation, including trade compliance laws, as well as changes in international trade policies and tax regimes; governmental or political actions, including the United Kingdom’s exit from the European Union; natural disasters, terrorist attacks or similar incidents; a material disruption of GXO’s operations; the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated or targeted; the impact of potential cyber-attacks and information technology or data security breaches; the inability to implement technology initiatives successfully; the expected benefits of the spin-off, and uncertainties regarding the spin-off, including the risk that the spin-off will not produce the desired benefits; a determination by the IRS that the distribution or certain related spin-off transactions should be treated as taxable transactions; expected financing transactions undertaken in connection with the spin-off and risks associated with additional indebtedness; the risk that dis-synergy costs, costs of restructuring transactions and other costs incurred in connection with the spin-off will exceed our estimates; and the impact of the spin-off on our businesses, our operations, our relationships with customers, suppliers, employees and other business counterparties, and the risk that the spin-off may be more difficult, time-consuming or costly than expected, which could result in additional demands on our resources, systems, procedures and controls, disruption of our ongoing business, and diversion of management’s attention from other business concerns. All forward-looking statements set forth in this presentation are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Forward-looking statements set forth in this presentation speak only as of the date hereof, and we do not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

3 ©2022 GXO Logistics, Inc. Presenters Malcolm Wilson Chief Executive Officer Baris Oran Chief Financial Officer Mark Manduca Chief Investment Officer 1 3

4 ©2022 GXO Logistics, Inc. Fourth quarter and full year 2021 highlights Revenue $2.3 billion Organic revenue growth** 19% Net income* $56 million Adjusted diluted EPS growth** 70% Adjusted EBITDA** $167 million 4Q21 FY21 Revenue $7.9 billion Organic revenue growth** 15% Net income* $153 million Adjusted diluted EPS growth** 280% Pro-forma adjusted EBITDA** $633 million * Net income attributable to common shareholders, FY21 includes a positive $42 million one-time impact of tax items ** Refer to the ‘Non-GAAP Financial Measures’ section on slide 2 and Appendix for related information 4

5 ©2022 GXO Logistics, Inc. FY22 guidance raised 8% - 12% $705 - $740 million ~$1.5 billion * Refer to the ‘Non-GAAP Financial Measures’ section on slide 2 and Appendix for related information. Assumes no change in FX rates. PRIOR NEW Organic revenue growth 8% - 12% $707 - $742 million $1.5 - $1.6 billion Adjusted EBITDA* Adjusted EBITDAR* 55

6 ©2022 GXO Logistics, Inc. 2 4 6 8 10 Key highlights – a quarter of records Double-digit organic revenue* growth in every quarter of 2021, accelerating to 19% in the fourth quarter Highest-ever quarterly revenue, adjusted EBITDA* and adjusted diluted EPS* Management raised guidance for 2022, capital markets day announced to deliver long term targets Reverse logistics revenue growth accelerated to 28% year-over-year in the fourth quarter New wins through 2021 expected to add ~$830 million of incremental 2022 revenue, equivalent to ~10% growth Sales pipeline reached an all-time high of $2.5 billion alongside a burgeoning pre-pipeline Successfully delivered peak for our customers; ecommerce revenue accelerated to 45% growth Free cash flow* equivalent to over 30% of adjusted EBITDA Investment grade balance sheet with net debt* to adjusted EBITDA of 1.0x Return on invested capital* surpassed 30% with EBITA* margins up more than 100 bps 1 3 5 7 9 * Refer to the ‘Non-GAAP Financial Measures’ section on slide 2 and Appendix for related information

7 ©2022 GXO Logistics, Inc. Recent wins and expansions 7

8 ©2022 GXO Logistics, Inc. New wins and increased contract scope with existing customers ~$140 million of incremental 2022 revenue signed in the quarter ~$5 billion in lifetime contract value won in FY21 New wins through the end of 2021 expected to add ~$830 million of incremental revenue in 2022 Revenue retention rate in the mid-to-high 90s since the spin

9 ©2022 GXO Logistics, Inc. Massive secular tailwinds – opportunities continue to grow Ecommerce penetration1 Ecommerce Warehouse automation Outsourcing Warehouse automation penetration2 % of logistics that is outsourced3 Outsourced 30% $130 billion Currently insourced 70% $300 billion Automation opportunity 95% Automated warehouses 5% Ecommerce opportunity 80% Global ecommerce 20% 1 Sources: Third-party research 1 Represents global ecommerce market 2 Represents approximate penetration in U.S. and Europe 3 Represents North America and Europe

10 ©2022 GXO Logistics, Inc. New outsourced contracts 36% Wins from competitors 33% Expansion of scope 31% FY21 business wins Record-breaking revenue driven by contract wins 10

11 ©2022 GXO Logistics, Inc. $100 $200 $300 $400 $500 $600 $700 $800 $900 Prior 1Q21 2Q21 3Q21 4Q21 Total Incremental 2022 revenue from contract wins New contract wins underpin 2022 revenue growth ~$830 million

12 ©2022 GXO Logistics, Inc. Another record sales pipeline $1,900 $2,000 $2,100 $2,200 $2,300 $2,400 $2,500 $2,600 3Q21 4Q21 Pipeline growth ~$2.5 billion Ecommerce 49% Other 51% Pipeline by sales channel

13 ©2022 GXO Logistics, Inc. Ecommerce – accelerating growth from 3Q21 i ti , I . | Confidential and Proprietary 22% 45% 10% 20% 30% 40% 50% 3Q21 4Q21 Ecommerce revenue growth 21% 28% 10% 15% 20% 25% 30% 3Q21 4Q21 Reverse logistics revenue growth

Accelerating automation and technology leadership

~30% of FY21 revenue is from automated sites

~200 new technologies tested in FY21

Total technology and automated systems


+94%
FY20
FY21

Total goods-to-person systems


+103%
FY20
FY21

Vision tech


+54%
FY20
FY21

Cobots


+223%
FY20
FY21

GXO

©2022 GXO Logistics, Inc.

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15 ©2022 GXO Logistics, Inc. ‘AA’ ESG rating – an industry leader 30% Greenhouse gas emission reduction by 2030 vs. 2019 50% Renewable global electricity by 2030 100% Carbon neutral by 2040 80% LED lighting by 2025 80% Global landfill diversion rate by 2025 GXO’s environmental targets E S G THE USE BY GXO OFANY MSCI ESG RESEARCH LLC OR ITS AFFILIATES (“MSCI”) DATA, AND THE USE OF MSCI LOGOS, TRADEMARKS, SERVICE MARKS OR INDEX NAMES HEREIN, DO NOT CONSTITUTE A SPONSORSHIP, ENDORSEMENT, RECOMMENDATION, OR PROMOTION OF GXO BY MSCI. MSCI SERVICES AND DATA ARE THE PROPERTY OF MSCI OR ITS INFORMATION PROVIDERS, AND ARE PROVIDED ‘AS-IS’ AND WITHOUT WARRANTY. MSCI NAMES AND LOGOS ARE TRADEMARKS OR SERVICE MARKS OF MSCI. GXO’s ‘AA’ ESG rating issued by MSCI in 2021 is the highest among its largest industry peers • On track to achieve sustainability targets • 75% global landfill diversion rate achieved • New Vice President of Diversity, Inclusion and Belonging • More than 11,000 participants in the Grow at GXO talent development program • Formed a new Global Risk Committee to enhance Enterprise Risk Management (ERM) • Rolling out global cloud-based ERM system

16 ©2022 GXO Logistics, Inc. 4Q21 – remarkable revenue growth 28% Revenue growth $1,766 $2,262 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 $2,200 $2,400 4Q20 Revenue Organic M&A FX 4Q21 Revenue 4Q21 Revenue bridge ~19% Organic ~(1)% FX ~10% M&A (In millions USD)

17 ©2022 GXO Logistics, Inc. 13% 16% 12% 19% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% 1Q21 2Q21 3Q21 4Q21 Organic growth by quarter* 4Q21 – record-breaking growth 17 * Refer to the ‘Non-GAAP Financial Measures’ section on slide 2 and Appendix for related information

18 ©2022 GXO Logistics, Inc. $6,195 $7,940 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 FY20 Revenue Organic M&A FX FY21 Revenue FY21 Revenue bridge FY21 – stellar revenue growth 28% Revenue growth ~15% Organic ~3% FX ~10% M&A (In millions USD)

19 ©2022 GXO Logistics, Inc. $146 $167 $135 $140 $145 $150 $155 $160 $165 $170 4Q20*** 4Q21 Adjusted EBITDA** $28 $56 $20 $25 $30 $35 $40 $45 $50 $55 $60 4Q20 4Q21 Net income* 4Q21 – record net income and adjusted EBITDA (In millions USD) * Net income attributable to common shareholders ** Refer to the ‘Non-GAAP Financial Measures’ section on slide 2 and Appendix for related information *** Pro-forma 19

20 ©2022 GXO Logistics, Inc. FY21 – record net income and pro-forma adjusted EBITDA ($31) $153 ($50) $0 $50 $100 $150 $200 FY21 Net income* $457 $633 $100 $200 $300 $400 $500 $600 $700 FY20 FY21 Adjusted pro-forma EBITDA** * Net income attributable to common shareholders, FY21 includes a positive $42 million one-time impact of tax items ** Refer to the ‘Non-GAAP Financial Measures’ section on slide 2 and Appendix for related information +$184 million +39% (In millions USD) 20 FY20

21 ©2022 GXO Logistics, Inc. $0.55 $2.09 $0.20 $0.60 $1.00 $1.40 $1.80 $2.20 FY20 FY21 Adjusted diluted annual EPS* $0.43 $0.73 $0.05 $0.25 $0.45 $0.65 $0.85 4Q20 4Q21 Adjusted diluted quarterly EPS* Adjusted diluted EPS +70% +280% 21©2022 GXO Logistics, Inc. | Confidential and Proprietary * Refer to the ‘Non-GAAP Financial Measures’ section on slide 2 and Appendix for related information

22 ©2022 GXO Logistics, Inc. FY21 – robust cash flow generation Cash flow from operations $455 million Free cash flow* $216 million ~50% of capex is technology investment * Refer to the ‘Non-GAAP Financial Measures’ section on slide 2 and Appendix for related information

23 ©2022 GXO Logistics, Inc. FY21 – solid balance sheet * Includes finance leases of $167 million at December 31, 2021 ** Refer to the ‘Non-GAAP Financial Measures’ section on slide 2 and Appendix for related information Total debt*: $961 million 1.0x net debt to LTM adjusted EBITDA** Commitment to maintaining investment grade rating Net debt: $628 million** 23

24 ©2022 GXO Logistics, Inc. 3.5% 4.7% 2.0% 3.0% 4.0% 5.0% FY20 FY21 Companywide adjusted pro-forma EBITA* margins More open book contracts, improved returns, higher margins 24©2022 GXO Logistics, Inc. | Confidential and Proprietary 33% 38% 30% 33% 36% 39% 42% EOY 2020 EOY 2021 % of revenue from open book contracts * Refer to the ‘Non-GAAP Financial Measures’ section on slide 2 and Appendix for related information Companywide return on invested capital exceeds 30%*

25 ©2022 GXO Logistics, Inc. Organic revenue growth* Adjusted EBITDA* Net capital expenditures Adjusted EBITDAR* Depreciation and amortization** Interest expense FY22 guidance raised 8% - 12% (Unchanged) $707 - $742 million (Was $705 - $740 million) ~ 3% of sales * Refer to the ‘Non-GAAP Financial Measures’ section on slide 2 and Appendix for related information. Assumes no change in FX rates. ** Excludes customer related intangible amortization from prior acquisitions $1.5 - $1.6 billion (Was ~$1.5 billion) $260 - $280 million ~ 25%Tax rate ~ $25 million Return on invested capital* > 30% Free cash flow* ~ 30% of adjusted EBITDA

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